FNFV Reports Third Quarter 2016 Results With $923 Million Book Value of Portfolio Company Investments, or $13.85 Per Share; Repurchased Additional 455,000 Shares of Common Stock in Third Quarter
Jacksonville, Fla. -- (November 2, 2016) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and nine-month periods ended September 30, 2016.

•	Total revenue of $319 million in the third quarter versus $369 million in the third quarter of 2015

•	Third quarter diluted EPS of ($0.11) and adjusted diluted EPS of ($0.01) versus diluted EPS of ($0.24) and adjusted diluted EPS of $0.00 in the third quarter of 2015

•	Pretax loss of $4 million and adjusted EBITDA of $17 million for the third quarter versus pretax loss of $16 million and adjusted EBITDA of $18 million for the third quarter of 2015

•
Third quarter FNFV net cash flow provided by operations of $12 million and free cash flow used of $4 million versus net cash flow provided by operations of $4 million and free cash flow used of $13 million in the third quarter of 2015

•	$99 million in holding company cash on September 30, 2016

•	Repurchased 455,000 shares of common stock for approximately $5.7 million in the third quarter

•
Since the formation of FNFV in July 2014, nearly 26 million shares of FNFV common stock have been repurchased for a total of approximately $350 million; approximately 29% of the shares of FNFV common stock distributed in July 2014 have been repurchased

Restaurant Group

•
$272 million in total revenue, pretax loss of $4 million, adjusted EBITDA of $11 million, and an adjusted EBITDA margin of 4.0% for the third quarter, versus, approximately $338 million in total revenue, pretax loss of $13 million, adjusted EBITDA of $16 million, and an adjusted EBITDA margin of 4.6% in the third quarter of 2015; third quarter of 2015 included results of J. Alexander's and Max & Erma's

•
Same store sales decreased approximately 1.9% in the third quarter, as Ninety Nine same stores sales growth of 2.5% was offset by a 2.8% decline at O'Charley's, a 5.3% decline at Village Inn and a 3.8% decline at Bakers Square

Ceridian HCM

•	Third quarter total revenue of approximately $170 million, a 2.4% increase over the third quarter of 2015, pretax loss of $31 million, EBITDA of $6 million and an EBITDA margin of 3%

Digital Insurance

•
Third quarter total revenue of $37 million, a 23% increase over the third quarter of 2015; pretax earnings of $0.1 million; adjusted EBITDA of more than $7 million, a 10% increase over the third quarter of 2015; third quarter adjusted EBITDA margin of 20%

Monetization and Investment Initiatives

•	Repurchased 455,000 shares of FNFV common stock for approximately $5.7 million during the third quarter

“It was a quiet quarter on the monetization front for FNFV, ” said Chairman William P. Foley, II. “However, Ceridian continued its evolution into a cloud-based company, as third quarter cloud revenue of $75 million grew 39% over the third quarter of 2015. We believe that Ceridian will ultimately be a strong investment for FNFV shareholders. Digital Insurance continues to execute its business plan and should exit 2016 approaching $150 million in annual revenue and EBITDA in the low $30 million range. ABRH is managing its operations and making operational improvements in a tough economic environment for family and casual restaurants. We will continue to focus on the growth, financial performance and monetization of our current investments while seeking attractive future investments that will create value for our shareholders.

"We also continued to repurchase our own shares during the quarter. In total, we bought back an additional 455,000 shares for a total cost of approximately $5.7 million, thereby reducing FNFV's share count to approximately 66.6 million shares."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2016 results of FNFV on Thursday, November 3, 2016, beginning at 12:30 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:30 p.m. Eastern time on November 3, 2016, through November 10, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 403310.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2016
Operating revenue	$319	$273	$46
Interest and investment income	1	—	1
Realized gains and losses, net	(1)	(1)	—
Total revenue	319	272	47

Personnel costs	42	13	29
Other operating expenses	25	13	12
Cost of restaurant revenue	237	237	—
Depreciation and amortization	15	11	4
Interest expense	4	2	2
Total expenses	323	276	47

Pre-tax loss from continuing operations	$(4)	$(4)	$—

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	1	1	—
Purchase price amortization	10	5	5
Other expenses	1	1	—
Total non-GAAP adjustments before taxes	$12	$7	$5

Adjusted pre-tax earnings from continuing operations	$8	$3	$5
Adjusted pre-tax margin from continuing operations	2.5%	1.1%	10.6%

Purchase price amortization	(10)	(5)	(5)
Depreciation and amortization	15	11	4
Interest expense	4	2	2

Adjusted EBITDA	$17	$11	$6
Adjusted EBITDA margin	5.3%	4.0%	12.8%

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2016
Pre-tax loss from continuing operations	$(4)	$(4)	$—

Income tax benefit	(7)	—	(7)
Loss from equity investments	(11)	—	(11)
Non-controlling interests	(1)	(1)	—

Net loss attributable to FNFV common shareholders	$(7)	$(3)	$(4)

EPS attributable to FNFV common shareholders - basic	$(0.11)	$(0.05)	$(0.06)
EPS attributable to FNFV common shareholders - diluted	$(0.11)	$(0.05)	$(0.06)

FNFV weighted average shares - basic	66
FNFV weighted average shares - diluted	69

Net loss attributable to FNFV common shareholders	$(7)	$(3)	$(4)

Total non-GAAP, pre-tax adjustments	$12	$7	$5
Income taxes on non-GAAP adjustments	(3)	(1)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	$6	$3	$3

Adjusted net loss attributable to FNFV common shareholders	$(1)	$—	$(1)

Adjusted EPS attributable to FNFV common shareholders - diluted	$(0.01)	$—	$(0.01)

Cash flows provided by operations:	$12
Non-GAAP adjustments:
Other expenses	1
Total non-GAAP adjustments	1

Adjusted cash flows from operations	13
Capital expenditures	17
Free cash flow	$(4)

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2015
Operating revenue	$378	$349	$29
Interest and investment income	1	—	1
Realized gains and losses, net	(10)	(11)	1
Total revenue	369	338	31

Personnel costs	39	17	22
Other operating expenses	24	18	6
Cost of restaurant revenue	302	302	—
Depreciation and amortization	17	12	5
Interest expense	3	2	1
Total expenses	385	351	34

Pre-tax loss from continuing operations	$(16)	$(13)	$(3)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	10	11	(1)
Purchase price amortization	7	3	4
IPO Costs	4	4	—
Total non-GAAP adjustments before taxes	$21	$18	$3

Adjusted pre-tax earnings from continuing operations	$5	$5	$—
Adjusted pre-tax margin from continuing operations	1.3%	1.4%	—%

Purchase price amortization	(7)	(3)	(4)
Depreciation and amortization	17	12	5
Interest expense	3	2	1

Adjusted EBITDA	$18	$16	$2
Adjusted EBITDA margin	4.7%	4.6%	6.7%

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
September 30, 2015
Pre-tax loss from continuing operations	$(16)	$(13)	$(3)

Income tax benefit	(14)	—	(14)
Loss from equity investments	(21)	—	(21)
Non-controlling interests	(5)	(5)	—

Net loss attributable to FNFV common shareholders	$(18)	$(8)	$(10)

EPS attributable to FNFV common shareholders - basic	$(0.24)	$(0.11)	$(0.13)
EPS attributable to FNFV common shareholders - diluted	$(0.24)	$(0.11)	$(0.13)

FNFV weighted average shares - basic	76
FNFV weighted average shares - diluted	78

Net loss attributable to FNFV common shareholders	$(18)	$(8)	$(10)

Total non-GAAP, pre-tax adjustments	$21	$18	$3
Income taxes on non-GAAP adjustments	(12)	(5)	(7)
Ceridian Divestiture Loss	15	—	15
Noncontrolling interest on non-GAAP adjustments	(6)	(6)	—
Total non-GAAP adjustments	$18	$7	$11

Adjusted net earnings (loss) attributable to FNFV common shareholders	$—	$(1)	$1

Adjusted EPS attributable to FNFV common shareholders - diluted	$—	$(0.01)	$0.01

Cash flows provided by operations:	$4
Non-GAAP adjustments:
IPO Cost	4
Total Non-GAAP adjustments	4

Adjusted cash flows from operations	8
Capital expenditures	21
Free cash flow	$(13)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2016
Operating revenue	$982	$858	$124
Interest and investment income	3	—	3
Realized gains and losses, net	11	(4)	15
Total revenue	996	854	142

Personnel costs	120	40	80
Other operating expenses	80	50	30
Cost of restaurant revenue	727	727	—
Depreciation and amortization	45	31	14
Interest expense	8	4	4
Total expenses	980	852	128

Pre-tax earnings from continuing operations	$16	$2	$14

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(11)	4	(15)
Purchase price amortization	25	13	12
Max & Erma's exit/disposal cost	7	7	—
Other expenses	$1	$1	$—
Total non-GAAP adjustments before taxes	$22	$25	$(3)

Adjusted pre-tax earnings from continuing operations	$38	$27	$11
Adjusted pre-tax margin from continuing operations	3.9%	3.1%	8.7%

Purchase price amortization	(25)	(13)	(12)
Depreciation and amortization	45	31	14
Interest expense	8	4	4

Adjusted EBITDA	$66	$49	$17
Adjusted EBITDA margin	6.7%	5.7%	13.4%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2016
Pre-tax earnings from continuing operations	$16	$2	$14

Income tax expense	(5)	—	(5)
Loss from equity investments	(16)	—	(16)
Non-controlling interests	1	1	—

Net earnings attributable to FNFV common shareholders	$4	$1	$3

EPS attributable to FNFV common shareholders - basic	$0.06	$0.02	$0.04
EPS attributable to FNFV common shareholders - diluted	$0.06	$0.02	$0.04

FNFV weighted average shares - basic	68
FNFV weighted average shares - diluted	70

Net earnings attributable to FNFV common shareholders	$4	$1	$3

Total non-GAAP, pre-tax adjustments	$22	$25	$(3)
Income taxes on non-GAAP adjustments	(2)	(5)	3
Ceridian divestiture (gain) loss	(4)	—	(4)
Noncontrolling interest on non-GAAP adjustments	(11)	(11)	—
Total non-GAAP adjustments	$5	$9	$(4)

Adjusted net earnings (loss) attributable to FNFV common shareholders	$9	$10	$(1)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.13	$0.14	$(0.01)

Cash flows provided by operations:	$36
Non-GAAP adjustments:
Other expenses	1
Total Non-GAAP adjustments	1

Adjusted cash flows from operations	37
Capital expenditures	44
Free cash flow	$(7)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2015
Operating revenue	$1,256	$1,084	$172
Interest and investment income	2	—	2
Realized gains and losses, net	(11)	(11)	—
Total revenue	1,247	1,073	174

Personnel costs	115	50	65
Other operating expenses	147	55	92
Cost of restaurant revenue	921	921	—
Depreciation and amortization	51	38	13
Interest expense	6	5	1
Total expenses	1,240	1,069	171

Pre-tax earnings from continuing operations	$7	$4	$3

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	11	11	—
Purchase price amortization	21	11	10
IPO costs	7	7	—
Total non-GAAP adjustments before taxes	$39	$29	$10

Adjusted pre-tax earnings from continuing operations	$46	$33	$13
Adjusted pre-tax margin from continuing operations	3.7%	3.0%	7.5%

Purchase price amortization	(21)	(11)	(10)
Depreciation and amortization	51	38	13
Interest expense	6	5	1

Adjusted EBITDA	$82	$65	$17
Adjusted EBITDA margin	6.5%	6.0%	9.8%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Nine Months Ended
September 30, 2015
Pre-tax earnings from continuing operations	$7	$4	$3

Income tax benefit	(18)	—	(18)
Loss from equity investments	(20)	—	(20)
Non-controlling interests	13	1	12

Net (loss) earnings attributable to FNFV common shareholders	$(8)	$3	$(11)

EPS attributable to FNFV common shareholders - basic	$(0.10)	$0.04	$(0.14)
EPS attributable to FNFV common shareholders - diluted	$(0.10)	$0.04	$(0.14)

FNFV weighted average shares - basic	81
FNFV weighted average shares - diluted	84

Net (loss) earnings attributable to FNFV common shareholders	$(8)	$3	$(11)

Total non-GAAP, pre-tax adjustments	$39	$29	$10
Income taxes on non-GAAP adjustments	(17)	(7)	(10)
Ceridian divestiture loss	15	—	15
Noncontrolling interest on non-GAAP adjustments	(11)	(11)	—
Total non-GAAP adjustments	$26	$11	$15

Adjusted net earnings attributable to FNFV common shareholders	$18	$14	$4

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.21	$0.17	$0.04

Cash flows provided by operations:	$8
Non-GAAP adjustments:
IPO costs	7
Total Non-GAAP adjustments	7

Adjusted cash flows from operations	15
Capital expenditures	45
Free cash flow	$(30)

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV September 30, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$657	$735
Goodwill	196	188
Total assets	1,385	1,429
Notes payable	227	200
Non-controlling interest	117	114
Total equity and redeemable non-controlling interests	1,040	1,083
Total equity attributable to common shareholders	923	969

	FNF Group September 30, 2016	FNFV September 30, 2016	Consolidated September 30, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,879	$657	$5,536	$5,633
Goodwill	4,851	196	5,047	4,760
Title plant	395	—	395	395
Total assets	13,001	1,385	14,386	13,931
Notes payable	2,527	227	2,754	2,793
Reserve for title claim losses	1,602	—	1,602	1,583
Secured trust deposits	922	—	922	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	772	117	889	834
Total equity and redeemable non-controlling interests	6,068	1,040	7,108	6,932
Total equity attributable to common shareholders	4,952	923	5,875	5,754

Adjusted Book Value Summary	FNFV September 30, 2016	FNFV December 31, 2015
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$432	$363
American Blue Ribbon Holdings	173	169
Digital Insurance	75	73
Del Frisco's Restaurant Group	42	34
Holding Company Cash	99	245
Other	102	85
FNFV Book Value	$923	$969
Outstanding FNFV shares	66.6	72.2
FNFV Book Value per Share	$13.85	$13.43

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$556	$556	$—	$1,518	$1,518	$—
Agency title premiums	713	713	—	1,934	1,934	—
Total title premiums	1,269	1,269	—	3,452	3,452	—
Escrow, title-related and other fees	950	904	46	2,636	2,512	124
Total title and escrow and other	2,219	2,173	46	6,088	5,964	124

Restaurant revenue	273	—	273	858	—	858
Interest and investment income	29	28	1	96	93	3
Realized gains and losses, net	(4)	(3)	(1)	5	(6)	11
Total revenue	2,517	2,198	319	7,047	6,051	996

Personnel costs	732	690	42	2,091	1,971	120
Other operating expenses	514	489	25	1,439	1,359	80
Cost of restaurant revenue	237	—	237	727	—	727
Agent commissions	545	545	—	1,473	1,473	—
Depreciation and amortization	113	98	15	315	270	45
Title claim loss expense	70	70	—	190	190	—
Interest expense	35	31	4	102	94	8
Total expenses	2,246	1,923	323	6,337	5,357	980

Earnings (loss) from continuing operations before taxes	271	275	(4)	710	694	16
Income tax expense (benefit)	95	102	(7)	245	250	(5)
Earnings from continuing operations before equity investments	176	173	3	465	444	21
(Loss) earnings from equity investments	(7)	4	(11)	(6)	10	(16)
Net earnings (loss)	169	177	(8)	459	454	5
Non-controlling interests	13	14	(1)	32	31	1
Net earnings (loss) attributable to common shareholders	$156	$163	$(7)	$427	$423	$4

Cash flows provided by operations	372	360	12	745	709	36

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$524	$524	$—	$1,488	$1,488	$—
Agency title premiums	647	647	—	1,685	1,685	—
Total title premiums	1,171	1,171	—	3,173	3,173	—
Escrow, title-related and other fees	852	823	29	2,517	2,345	172
Total title and escrow and other	2,023	1,994	29	5,690	5,518	172

Restaurant revenue	349	—	349	1,084	—	1,084
Interest and investment income	30	29	1	93	91	2
Realized gains and losses, net	(10)	—	(10)	(19)	(8)	(11)
Total revenue	2,392	2,023	369	6,848	5,601	1,247

Personnel costs	680	641	39	1,993	1,878	115
Other operating expenses	476	452	24	1,424	1,277	147
Cost of restaurant revenue	302	—	302	921	—	921
Agent commissions	495	495	—	1,279	1,279	—
Depreciation and amortization	102	85	17	306	255	51
Title claim loss expense	65	65	—	185	185	—
Interest expense	34	31	3	97	91	6
Total expenses	2,154	1,769	385	6,205	4,965	1,240

Earnings (loss) from continuing operations before taxes	238	254	(16)	643	636	7
Income tax expense (benefit)	81	95	(14)	219	237	(18)
Earnings (loss) from continuing operations before equity investments	157	159	(2)	424	399	25
(Loss) earnings from equity investments	(19)	2	(21)	(16)	4	(20)
Net earnings (loss)	138	161	(23)	408	403	5
Non-controlling interests	6	11	(5)	20	7	13
Net earnings (loss) attributable to common shareholders	$132	$150	$(18)	$388	$396	$(8)

Cash flows provided by operations	283	279	4	673	665	8

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